UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 5, 2017

Novanta Inc.

(Exact name of Registrant as Specified in Its Charter)

New Brunswick, Canada	001-35083	98-0110412
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Middlesex Turnpike Bedford, Massachusetts		01730
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 266-5700

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On January 5, 2017, Novanta Corporation, a wholly owned subsidiary of Novanta Inc. (collectively, “Novanta” or the “Company”), entered into an agreement with Trimble Inc. (“Trimble”) to acquire certain assets of ThingMagic, a division of Trimble, for approximately $20 million in cash, subject to certain customary working capital adjustments. The transaction is expected to close in the first quarter of 2017, subject to customary closing conditions.

Novanta expects to fund the acquisition with cash on hand and $12 million borrowings under its $225 million revolving credit facility. Repayment of borrowings under the revolving credit facility will be due upon maturity of the revolving credit facility in May 2021. The Company may repay any portion of this borrowing at any time before May 2021 without prepayment penalties.

Forward-Looking Statements

Certain statements in this Form 8-K are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on current expectations and assumptions that are subject to risks and uncertainties. All statements contained in this Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, and are generally identified by words such as “expect,” “intend,” “anticipate,” “estimate,” “believe,” “future,” “could,” “should,” “plan,” “aim,” and other similar expressions. These forward-looking statements include, but are not limited to, expectations regarding the closing of the acquisition of certain assets of ThingMagic, including the expected closing date for the acquisition, and expectations regarding the amount of draw-down on Novanta’s revolving credit facility to fund a portion of the purchase price.

These forward-looking statements are neither promises nor guarantees, but involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements for many reasons, including, but not limited to, the failure to satisfy or waive the conditions to closing contained in the purchase and sale agreement, the inability to draw down on Novanta’s revolving credit facility, and other important factors that could affect the outcome of the events set forth in these statements are discussed in Item 1A of Novanta’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, its subsequent filings with the Securities and Exchange Commission (“SEC”), and in its future filings with the SEC. Such statements are based on Novanta’s beliefs and assumptions and on information currently available to Novanta. Novanta disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this Form 8-K except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Novanta Inc.
(Registrant)

Date: January 6, 2017	By:	/s/ Robert J. Buckley
Robert J. Buckley
Chief Financial Officer